                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                       LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         Lone Star Steakhouse & Saloon

                                 [Company logo]

                                 June 14, 2001

Who's Here
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o   Jamie Coulter - Chairman and CEO

o    John White - Executive Vice President

o    William Greene, Jr. - Director

                                                                  [Company logo]

                                        2

Lone Star Steakhouse - Snapshot
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o    Lone Star Steakhouse & Saloon owns and operates

     -    243 domestic and 26 international Lone Star Steakhouse & Saloon restaurants ($17.50 check average)

     -    15 Sullivan's Steakhouse restaurants ($47 check average)

     -    5 Del Frisco's Double Eagle Steak House restaurants ($68 check average)

o    Annual revenue $500+ million

o    18,200 employees

o    8,000 stockholders [Company logo]

                                                                  [Company logo]

Operational Results
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o    Strong first quarter 2001 results and increased comparative store sales at all concepts

     -    16.3% for Sullivan's

     -    29% for Del Frisco's

     -    1.3% for domestic Lone Star restaurants

o    Powerful new growth vehicles in Sullivan's and Del Frisco's restaurants.

                                                                  [Company logo]

Strong Balance Sheet
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o    Strong EBITDA cash flow in excess of $57 million annually over the last seven years

o    Strong, debt-free balance sheet

o    Company-owned real estate at over 55% of restaurant locations

o    Book value of $18.26 per share as of March 20, 2001

                                                                  [Company logo]

Stockholder Results - Proof is the Price
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o    58% improvement in Lone Star's stock price in 2001 through June 13th

     -    NASDAQ declined 7% during the same period

o    $0.50 per share annual cash dividend, beginning in FY 2000 to deliver immediate returns to stockholders

     -    $12.4 million in aggregate has been returned to stockholders over the past 12 months

o    Aggressive share repurchase program

     -    Over 17 million shares of stock repurchased since 1998 at a discount to book value

                                                                  [Company logo]

Classic Case of Growing Too Fast
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o    Opened 120 restaurants in 2 years

     -    Required 600 management positions to be filled

     -    Hiring for 4,800-6,000 other positions

o    Key people lured away by competitors

     -    Could not match competitors' compensation packages at the time

                                                                  [Company logo]

Operational Strategy - Focus on Fundamentals
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o    Locations

     -    Well-sited

     -    Own 55% of locations - competitive advantage

     -    Fine tuning in under-performing markets

o    People

     -    Attracting good managers and employees

     -    Right incentive structures now in place

o    Marketing / Advertising

o    New upscale concepts (Del Friscos / Sullivans)

o    Responding to the economic environment

     -    Expanding choices and driving down costs

                                                                  [Company logo]

Compensation - Restoring Level Playing Field
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People critical to the continued success of Lone Star

o    At the center of the restaurant business

Employment and compensation arrangements designed to:

o    Retain the services of key employees

o    Recruit new employees

o    In line with industry practices

Changes to the terms of outstanding options - made to retain key employees

o    Keeps employee stability

o    Gives long-term employees same incentives as newly hired employees

                                                                  [Company logo]

Governance
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Track record of implementing important corporate governance reforms

o    Policy for independent directors

o    Will not reprice or replace options for senior executives and directors without stockholder vote

o    Created nominating committee of independent directors

Will strongly consider other reforms

o    Declassified board / expanded board

o    However, must keep reasonable protections in place to protect stockholder's long-term interests

                                                                  [Company logo]

                                       10

Guy Adams - Check the Facts
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o Guy Adams has no experience as a public company director

o Guy Adams has no
experience overseeing the operations of any public company

o Guy Adams has no
experience in the restaurant industry

o Guy Adams - short term stockholder

     -    Currently owns 1,100 shares

     -    Last year Guy Adams owned 1,000 shares of Lone Star stock for only 48 days

     -    He sold his stock prior to the 2000 Annual Meeting, but attended the
          Meeting and was a vocal participant.

                                                                  [Company logo]

                                       11

Mr. Coulter - 10 Years of Leadership, Growth and Success
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o    30+ years of executive experience

o    Lone Star's growth under Mr. Coulter:

     -    1992 - 8 restaurants with revenue of $11 million

     -    2001 - Approx 300 restaurants with revenue over $500 million

o    Mr. Coulter and Lone Star have received numerous awards:

     -    IPO of the Year

     -    Best Small Company in America - Forbes, 3 consecutive years

     -    CEO of the Year - Restaurants and Institutions Magazine

o    Interests firmly aligned with stockholders

     -    Largest stockholder - approx. 10% of the shares outstanding

     -    In Feb '99, Mr. Coulter purchased 365,000 STAR shares in the open market, investing $3.2 million of his personal funds

                                                                  [Company logo]

                                       12

Summary
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o    Turnaround in progress

o    Experienced executive team

o    Appropriate incentive structures

o    Track record of governance reforms

o    Rising share price

o    Primary focus on enhancing shareholder value

                                                                  [Company logo]

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